UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 11, 2004

Date of Report (Date of earliest event reported)

DIGITALNET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50420	52-2339233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2525 Network Place
Herndon, VA 20171

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 563-7500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

DigitalNet Holdings, Inc., a Delaware corporation (“DigitalNet” or the “Company”), has entered into an Agreement and Plan of Merger, dated as of September 11, 2004, by and among BAE Systems North America Inc., a Delaware corporation (“BAE Systems”), BAE Systems Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of  BAE Systems (the “Merger Sub”), and the Company (the “Merger Agreement”), providing for the merger of the Merger Sub with and into the Company, with the Company continuing as the surviving corporation.  BAE Systems is the wholly owned U.S. subsidiary of BAE Systems plc.

Pursuant to the terms of the Merger Agreement, the Company’s stockholders will receive, upon completion of the merger, $30.25 in cash for each issued and outstanding share of common stock.

The boards of directors of both DigitalNet and BAE Systems have approved the merger and the Merger Agreement.  The merger is subject to certain governmental regulatory reviews and approvals and other customary closing conditions.  The Merger Agreement is not conditioned on any receipt of financing by BAE Systems.

In connection with the Merger Agreement, the Company’s largest stockholders, GTCR Fund VII, L.P., GTCR Co-Invest, L.P., Ken S. Bajaj and Bajaj Family Limited Partnership (the “Principal Company Stockholders”), who collectively own approximately 59% of the Company’s outstanding common stock, entered into a Company Stockholders Agreement, dated as of September 11, 2004 (the “Company Stockholders Agreement”), with BAE Systems, pursuant to which the Principal Company Stockholders agreed to take specified actions in furtherance of the merger, including adopting the Merger Agreement by written consent.  Pursuant to these written consents, which were executed immediately following the execution and delivery of the Merger Agreement, the Principal Company Stockholders approved and adopted the Merger Agreement, and therefore the Company will not hold a stockholders meeting in connection with the merger.

The Merger Agreement precludes the Company from soliciting other proposals, but permits the Company to respond to certain unsolicited proposals that the Company’s board of directors determines in good faith constitute, or are reasonably likely to lead to, a Superior Proposal, as defined in the Merger Agreement.  If the Company receives a Superior Proposal, the Company must notify BAE Systems of the Superior Proposal.  The Company may, prior to October 11, 2004, terminate the Merger Agreement and accept a Superior Proposal after the third business day following BAE Systems’ receipt of such notice and after taking into account any changes to the financial and other terms of the Merger Agreement proposed by BAE Systems in response to such notice.  The Merger Agreement provides for the Company to pay to BAE Systems a termination fee of $16,350,000 if the Company terminates the Merger Agreement and accepts a Superior Proposal and under certain other circumstances further described in the Merger Agreement.  Furthermore, the Company Stockholders Agreement provides that the Principal Company Stockholders will pay to BAE Systems 65% of any consideration in excess of $30.25 per share that a Principal Company Stockholder receives if the Company accepts a Superior Proposal or if BAE Systems must pay more than $30.25 per share.

In connection with the merger, on September 11, 2004, DigitalNet and BAE Systems entered into Restrictive Covenants Agreements (each, a “Restrictive Covenant Agreement”) with each of Ken S. Bajaj, the Company’s Chairman, Chief Executive Officer, and President; Jack Pearlstein, the Company’s Chief Financial Officer, Treasurer and Secretary; and Steven Hanau, the Company’s Senior Vice President.  Under the Restrictive Covenants Agreements, each executive will be subject to certain non-competition and non-solicitation covenants after the closing of the merger.

Also in connection with the merger, Steven Hanau entered into a new Executive Employment Agreement with DigitalNet and BAE Systems, dated as of September 11, 2004, which becomes effective following the effective time of the merger.  Mr. Hanau will be entitled to base salary equal to his base salary in effect immediately prior to the consummation of the transaction and incentive compensation and other benefits.

The Merger Agreement and the Company Stockholders Agreement are filed as exhibits to this Form 8-K pursuant to Item 9.01.  The foregoing description of these agreements does not purport to be complete and is qualified in its entirety by reference to the agreements, which are filed as exhibits hereto, and are incorporated herein by reference.

Forward Looking Statements

The statements contained in this report, which are not historical facts, are forward-looking statements, within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. DigitalNet cannot give any assurance that the merger will be consummated. Factors that could affect whether the transaction is completed include the satisfaction or waiver of a number of conditions, including obtaining clearances from U.S. regulatory authorities. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: funding decisions of U.S. Government projects; government contract procurement, option exercise and termination risks; competitive factors such as pricing pressures and/or competition to hire and retain qualified employees; the Company’s ability to identify, execute or effectively integrate future acquisitions, including UTA; the Company’s ability to successfully raise additional capital; changes to the tax laws relating to the treatment and deductibility of goodwill or any change in tax rates; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, revised NASDAQ listing standards, SEC rule changes or other corporate governance issues; material changes in laws or regulations applicable to the Company’s business and other risk factors described in the Company’s 10-K for the year ended December 31, 2003. In addition, the statements in this report are made as of September 13, 2004. We expect that subsequent events or developments will cause our views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to September 13, 2004.

Additional Information About the Merger and Where to Find It

DigitalNet intends to file an information statement and other relevant materials with the SEC in connection with the proposed acquisition of DigitalNet by BAE Systems. The information statement will be mailed to the shareholders of DigitalNet. Shareholders of DigitalNet and investors are urged to read the information statement and other relevant materials when they become available because they will contain important information about BAE Systems, DigitalNet and the proposed merger. The information statement and other relevant materials (when they become available), and any other documents filed with the SEC by DigitalNet, may be obtained free of charge at the SEC’s web site at www.sec.gov.

Section 8 – Other Events

Item 8.01 Other Events.

On September 11, 2004, the Company issued a press release announcing the execution of a definitive merger agreement by and among the Company, BAE Systems and the Merger Sub.  The text of the press release, which is attached hereto as Exhibit 99.2, is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

2.1	Agreement and Plan of Merger, dated as of September 11, 2004, among BAE Systems North America Inc., BAE Systems Acquisition Corp. and DigitalNet Holdings, Inc.

99.1	Company Stockholders Agreement, dated as of September 11, 2004, among BAE Systems North America Inc., GTCR Fund VII, L.P., GTCR Co-Invest, L.P., Ken S. Bajaj and the Bajaj Family Limited Partnership

99.2	Press Release issued by DigitalNet Holdings, Inc. on September 11, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALNET HOLDINGS, INC.

Dated: September 13, 2004
	By:	/s/ Jack Pearlstein
Jack Pearlstein
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of September 11, 2004, among BAE Systems North America Inc., BAE Systems Acquisition Corp. and DigitalNet Holdings, Inc.

99.1	Company Stockholders Agreement, dated as of September 11, 2004, among BAE Systems North America Inc., GTCR Fund VII, L.P., GTCR Co-Invest, L.P., Ken S. Bajaj and the Bajaj Family Limited Partnership

99.2	Press Release issued by DigitalNet Holdings, Inc. on September 11, 2004